                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants we hereby consent to the use of our reports herein and to all references to our Firm included in or made a part of this registration statement.

Washington, D.C.

February 15, 1994